UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2026

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Edina Industrial Blvd. Suite 575 Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	OTCQX
Warrants	PETVW	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On July 24, 2026 (the “Effective Date”), PetVivo Holdings, Inc. (the “Company”) entered into a Termination and Settlement Agreement (the “Settlement Agreement”) with VetStem, Inc. (“VetStem”), pursuant to which the parties agreed to terminate the Exclusive License and Supply Agreement, dated February 13, 2025, as amended (the “License Agreement”), and resolve all disputes arising under the License Agreement.

Pursuant to the Settlement Agreement, the License Agreement terminated effective July 24, 2026, subject only to certain specifically identified surviving provisions relating primarily to confidentiality, intellectual property ownership, dispute resolution, and certain other customary post-termination obligations. All exclusive rights previously granted to the Company under the License Agreement reverted to VetStem, ownership of the Company’s remaining PrecisePRP® Canine and PrecisePRP® Equine inventory transferred to VetStem, and the parties mutually released one another from substantially all claims arising under or relating to the License Agreement through the Effective Date, subject to the continuing obligations set forth in the Settlement Agreement. The Settlement Agreement fully and finally resolves all disputes between the parties arising under the License Agreement and eliminates all remaining financial obligations thereunder, except as expressly provided in the Settlement Agreement.

Pursuant to the Settlement Agreement, the parties agreed that, except for the payment obligations expressly set forth therein, all financial obligations arising under the License Agreement are fully satisfied, released and extinguished, including outstanding invoices, accrued royalty obligations, milestone payment obligations and other amounts that either party claimed may have been owed under the License Agreement. As a result, the Company’s sole remaining financial obligation under the Settlement Agreement is to make aggregate cash payments totaling $75,000, consisting of (i) $50,000 payable within fourteen (14) days following the Effective Date and (ii) $25,000 payable within thirty (30) business days following the Effective Date. The Settlement Agreement also provides for an inventory reconciliation mechanism pursuant to which the Company may be required to make an additional payment in the event the transferred inventory is less than the agreed minimum quantities specified in the Settlement Agreement. The specific amount payable in connection with any such inventory shortfall has been omitted from the filed exhibit because it is both immaterial to investors and competitively sensitive.

The Settlement Agreement further provides that the previously issued Common Stock Purchase Warrant issued by the Company to VetStem to purchase 250,000 shares of the Company’s common stock remains outstanding in accordance with its existing terms and was not terminated or modified by the Settlement Agreement.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On July 28, 2026, PetVivo Holdings, Inc. (the “Company”) issued a press release announcing that it had entered into a Termination and Settlement Agreement with VetStem, Inc., pursuant to which the parties terminated their Exclusive License and Supply Agreement and resolved all outstanding disputes arising thereunder. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K, including the press release furnished as Exhibit 99.1, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the anticipated benefits of the Settlement Agreement, the orderly transition of customer, distributor and commercial activities, the Company’s ability to focus resources on its proprietary product portfolio and strategic initiatives, and other statements that are not historical facts. These statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, the Company’s ability to satisfy its obligations under the Settlement Agreement, complete the transition activities contemplated thereby, continue the commercialization of its existing products, execute its business strategy, obtain regulatory approvals where required, maintain intellectual property protections, achieve market acceptance of its products, and the other risks described from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1

Termination and Settlement Agreement, dated July 24, 2026, by and between PetVivo Holdings, Inc. and VetStem, Inc. Certain identified information has been omitted because it is not material and is the type of information that the registrant customarily and actually treats as private or confidential.

99.1	Press Release, regarding the Termination and Settlement Agreement, dated July 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: July 28, 2026	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer